GENERAL	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Business Description and Basis of Presentation [Text Block]
NOTE 1:-  GENERAL

a.
Celsus Therapeutics PLC. (Formerly Morria Biopharmaceuticals Plc.) (the “Company”) (a development stage company) was incorporated in Great Britain as a private limited company and commenced business operations on October 7, 2004. On February 15, 2005 the Company was registered as a non-traded public company under the laws of England and Wales. The Company is engaged in the development of ethical synthetic drugs for the treatment of severe chronic inflammatory conditions such as contact dermatitis, etc.

During 2013, the Company changed its corporate name to Celsus Therapeutics Plc.

In February 2013, the Company listed its securities on the Over-the-Counter Bulletin Board (the “OTCQB”). Subsequent to the balance sheet date, the Company up listed to the NASDAQ Capital Market (see Note 15a).

b.
On January 28, 2005 the Company acquired Morria Biopharmaceuticals Inc. (the “Subsidiary”), now Celsus Therapeutics Inc.. The Subsidiary was the owner of the intellectual property rights in drugs which it develops under a license that was granted by Yissum, the research development company of the Hebrew University of Jerusalem Israel (“Yissum”) on November 27, 2002, and in connection with which a sublicense agreement was signed between the Subsidiary and the Company on February 1, 2005 (for details about the license agreement and the sublicense agreement see Note 8).

c.
On March 22, 2011 the Company established an Israeli subsidiary,Morria Biopharma Ltd., which is wholly-owned by the Company. As of the date of the financial statements, this Israeli subsidiary is inactive.

d.	As of December 31, 2013, the Company has accumulated losses in the total amount of $ 20,542 and has negative cash flow from operating activity in 2013 in the total amount of $ 16,197.

There are no assurances that the Company will be successful in obtaining an adequate level of financing needed for its long-term research and development activities. If the Company will not have sufficient liquidity resources, the Company may not be able to continue the development of all of its products or may be required to delay part of the development programs.

The Company’s inability to raise funds to carry its research and development activities will have severe negative impact on its ability to remain a viable company beyond June, 2015. The Company is addressing its liquidity issues by implementing initiatives to raise additional funds as well as other measures.

Subsequent to the balance sheet date, the Company raised capital and received gross proceeds of$ 9,200 (excluding approximately $ 1,100 of issuance costs) in consideration for the issuance of ordinary shares, as described in more detail in Note 15a.

e.
The Company depends on third-party suppliers for the phospholipids and hyaluronic acid that is required for the production of its product candidates. The Company also does not have the ability to independently conduct clinical trials for its product candidates, and it relies on third parties such as contract research organizations, medical institutions, and clinical investigators to perform this function.